UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2024

Rennova Health, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 10, 2024, Rennova Health, Inc. (the “Company”) entered into two stock exchange agreements, each with FOXO Technologies, Inc. (“FOXO”).

The first agreement (the “Myrtle Agreement”), to which the Company’s subsidiary Myrtle Recovery Centers, Inc. (“Myrtle”) also was a party, provided for the Company to exchange all of its equity interest in Myrtle for $500,000, payable in shares of FOXO’s Class A Common Stock (the “FOXO Common Stock”). This transaction closed on June 14, 2024. The number of shares of FOXO Common Stock issuable to Rennova was determined by dividing $500,000 by the volume weighted average price of the FOXO Common Stock on the day prior to closing, which was $0.23. As a result, 2,173,913 shares of FOXO Common Stock will be issued to the Company on approval by the New York Stock Exchange (the “NYSE”) of a Supplemental Listing Application as required by the NYSE. The purchase price payable by FOXO for the Company’s equity interest in Myrtle is subject to certain past-closing adjustments as provided in the Myrtle Agreement.

The second agreement (the “RCHI Agreement”), to which the Company’s subsidiary Rennova Community Health, Inc. (“RCHI”) also was a party, provides for the Company to exchange all of the outstanding shares of RCHI for 20,000 shares of a to be authorized Class A Cumulative Convertible Redeemable Preferred Stock of FOXO (the “FOXO Preferred Stock”). RCHI owns all of the outstanding shares of Scott County Community Hospital, Inc. (operating as Big South Fork Medical Center), the Company’s critical access care hospital in Oneida, Tennessee. Each share of the FOXO Preferred Stock will have a stated value of $1,000. The number of shares of FOXO Preferred Stock issuable to the Company upon the closing of the RCHI Agreement is subject to adjustment as provided therein.

The closing of the RCHI Agreement is subject to a number of conditions, including the approval of the shareholders of each of the Company and FOXO.

The foregoing descriptions of the Myrtle Agreement and the RCHI Agreement do not purport to be complete and are qualified in their entireties by reference to such agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On June 17, 2024, the Company issued a press release regarding the Myrtle Agreement and the RCHI Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1. shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

The Company is announcing select preliminary results for the year ended December 31, 2023 for RCHI and Myrtle. Based on its preliminary unaudited estimates and information available as of the date hereof, the Company expects net revenue of approximately $18.7 million and net income of approximately $5.2 million for RCHI and Myrtle for the year ended December 31, 2023. The combined net revenues and net income for RCHI and Myrtle do not reflect the consolidated net revenues and net income of the Company as the financial results of other Company entities are not included. Final results for the year ended December 31, 2023 will be reported in the Company’s Annual Report on Form 10-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Stock Exchange Agreement, dated as of June 10, 2024, among FOXO Technologies, Inc., Myrtle Recovery Centers, Inc. and Rennova Health, Inc.

10.2	Stock Exchange Agreement, dated as of June 10. 2024, among FOXO Technologies, Inc., Rennova Community Health, Inc. and Rennova Health, Inc.

99.1	Press Release dated June 17, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of obtaining approval of the stockholders of the Company of the proposed RCHI transaction (the “Stockholder Approval”). In connection with obtaining the Stockholder Approval, the Company will file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy or information statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND/OR FILED WITH THE SEC IN CONNECTION WITH THE STOCKHOLDER APPROVAL OR INCORPORATED BY REFERENCE IN SUCH DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders will be able to obtain free copies of all such documents containing important information about the Company once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

The Company and its executive officers, directors, other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed RCHI transaction. Information regarding the executive officers and directors of the Company is set forth in its filings with the SEC, including its prospectus dated May 12, 2023. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy or information statement and other materials to be filed with the SEC in connection with the proposed transaction

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2024	RENNOVA HEALTH, INC.

	By:	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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